UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22044

Eaton Vance Risk-Managed Diversified Equity Income Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Maureen A. Gemma The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2007

Item 1. Reports to Stockholders

Annual Report December 31, 2007

EATON VANCE RISK-MANAGED
DIVERSIFIED
EQUITY INCOME FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party Financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Risk-Managed Diversified Equity Income Fund as of December 31, 2007

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Walter A. Row, CFA Eaton Vance Management Co-Portfolio Manager

Michael A. Allison, CFA Eaton Vance Management Co-Portfolio Manager

Ronald M. Egalka Rampart Investment Management Co-Portfolio Manager

Economic and Market Conditions

• We are pleased to welcome shareholders with the first annual report of Eaton Vance Risk-Managed Diversified Equity Income Fund. Broad equity markets finished the period from July 31, 2007 through December 31, 2007, with modest gains, despite increased volatility and ongoing concerns regarding the credit and housing markets. In the second half of 2007, troubles with sub-prime mortgages and the U.S. housing crisis rattled the financial markets, leading to concerns of an economic slowdown. Additionally, crude oil prices continued to rise to new highs, while the U.S. dollar fell to record lows versus other major currencies, boosting many foreign market indices. Despite the Federal Reserve’s decision to lower interest rates during the second half of 2007, volatility in the equity and fixed income markets continued through year-end.

• Energy, materials and utilities were generally the top performing sectors in 2007, while the financials and consumer discretionary sectors produced the weakest performance. Market-leading industries of 2007 included energy equipment and services, metals and mining, machinery, as well as independent power producers and energy traders. In contrast, the thrifts and mortgage finance, household durables, real estate management and development, and consumer finance industries all realized negative returns.
Large-capitalization stocks outperformed small-capitalization stocks and growth-style investments reversed course to outperform value-style investments.

Management Discussion

• The Fund’s primary investment objective is to provide current income and gains. The Fund pursues its investment objectives by investing in a portfolio of common stocks and index put options. Under normal conditions, the Fund seeks to generate current earnings by selling put options on individual stocks and index call options with respect to a portion of its common stock portfolio. Since inception, the Fund has provided shareholders with attractive quarterly distributions.

• At net asset value (NAV), the Fund outperformed comparative indices – the CBOE S&P 500 Buy-Write Index and the S&P 500 Index – during the period from July 31, 2007 through December 31, 2007. Market volatility created opportunities for the Fund, as shown by the Fund’s performance at NAV. However, the adverse reaction of investors to volatility caused the Fund’s market share price, like those of many other closed-end funds, to trade at a discount

Eaton Vance risk-Managed

Diversified Equity Income Fund

Total Return Performance 7/31/07 – 12/31/07

NYSE SYMBOL		ETJ

At Net Asset Value (NAV)(1)		7.38%
At Market(1)		0.40%
CBOE S&P 500 Buy-Write Index(2)		4.94%
S&P 500 Index(2)		1.78%
Total Distributions per share		$0.45
Distribution Rate(3)	On NAV	9.00%
	On Market	9.63%

(1) Share price and net asset value on 7/31/07 are calculated assuming an offering price of $20.00, less the sales load of $0.90 per share paid by the shareholder.

(2) It is not possible to invest directly in an Index. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

(3) Distribution Rate is based on the Fund’s most recent quarterly distribution per share (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s quarterly distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Risk-Managed Diversified Equity Income Fund as of December 31, 2007

FUND PERFORMANCE

to NAV. At December 31, 2007, the Fund maintained a portfolio of dividend-paying stocks, diversified across the full spectrum of the U.S. economy. Among the Fund’s common stock holdings, its largest sector weightings at December 31, 2007 were information technology, energy, industrials, financials and health care.

• At December 31, 2007, the Fund had written call options on 66.9% of its equity holdings. The Fund seeks current earnings from option premiums. Option premiums available from writing call options vary with investors’ expectation of the future volatility of the underlying asset. This expectation of volatility, or “implied volatility,” is the primary variable that drives the pricing of options and therefore the premiums available from option writing strategies. The implied volatility of equity based options increased during the year, spurred, in part, by difficulties in sub-prime mortgages and turmoil in the international markets. The Fund was able to “monetize” some of the increased volatility in the form of higher premiums for the period from July 31, 2007 through December 31, 2007.

Fund Performance(1)

NYSE Symbol	ETJ

Cumulative Total Return (by share price, New York Stock Exchange)
Life of Fund (7/31/07)	0.40%

Cumulative Total Return (at net asset value)
Life of Fund (7/31/07)	7.38%

(1) Share price and net asset value on 7/31/07 are calculated assuming an offering price of $20.00, less the sales load of $0.90 paid by the shareholder.

Fund Composition

Ten Largest Eequity Holdings(2)

By total investments

Abbott Laboratories	2.9%
Microsoft Corp.	2.7
Emerson Electric Co.	2.6
General Electric Co.	2.6
Altria Group, Inc.	2.4
Exxon Mobil Corp.	2.4
ConocoPhillips	2.2
AT&T, Inc.	2.2
Intel Corp.	2.2
Berkshire Hathaway, Inc., Class A	2.0

(2) Ten Largest Equity Holdings represented 24.2% of the Fund’s total investments as of 12/31/07. The ten largest equity holdings are presented without the offsetting effect of the Fund’s written option positions at 12/31/07.

Common Stock Sector Aallocation(3)

By total investments

(3) Reflects the Fund’s total investments as of 12/31/07. The sector allocations are presented without the offsetting effect of the Fund’s written option positions at 12/31/07.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. In addition, portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Risk-Managed Diversified Equity Income Fund as of December 31, 2007

PORTFOLIO OF INVESTMENTS

Common Stocks — 91.0%
Security	Shares	Value
Aerospace & Defense — 3.4%
Boeing Co. (The)	96,446	$8,435,167
General Dynamics Corp.	201,529	17,934,066
United Technologies Corp.	285,411	21,845,358
		$48,214,591
Air Freight & Logistics — 0.7%
FedEx Corp.	113,912	$10,157,533
		$10,157,533
Auto Components — 0.8%
Johnson Controls, Inc.	320,393	$11,546,964
		$11,546,964
Beverages — 2.2%
Coca-Cola Co. (The)	234,261	$14,376,598
PepsiCo, Inc.	212,588	16,135,429
		$30,512,027
Biotechnology — 1.3%
Cephalon, Inc.(1)	117,798	$8,453,184
Gilead Sciences, Inc.(1)	225,435	10,372,264
		$18,825,448
Capital Markets — 2.0%
Ameriprise Financial, Inc.	132,871	$7,322,521
Goldman Sachs Group, Inc.	95,080	20,446,954
		$27,769,475
Chemicals — 0.8%
Ecolab, Inc.	220,383	$11,285,813
		$11,285,813
Communications Equipment — 2.9%
Cisco Systems, Inc.(1)	895,479	$24,240,617
Corning, Inc.	345,320	8,284,227
QUALCOMM, Inc.	202,070	7,951,454
		$40,476,298

Security	Shares	Value
Computer Peripherals — 3.8%
Apple, Inc.(1)	73,752	$14,608,796
EMC Corp.(1)	484,870	8,984,641
Hewlett-Packard Co.	178,977	9,034,759
International Business Machines Corp.	123,229	13,321,055
Network Appliance, Inc.(1)	287,509	7,176,225
		$53,125,476
Diversified Consumer Services — 0.3%
Apollo Group, Inc., Class A(1)	67,004	$4,700,331
		$4,700,331
Diversified Financial Services — 4.5%
Bank of America Corp.	327,592	$13,516,446
ING Groep NV ADR	566,225	22,031,815
JPMorgan Chase & Co.	625,616	27,308,138
		$62,856,399
Diversified Telecommunication Services — 3.8%
AT&T, Inc.	778,787	$32,366,388
Verizon Communications, Inc.	469,744	20,523,115
		$52,889,503
Electric Utilities — 1.4%
FPL Group, Inc.	281,719	$19,063,925
		$19,063,925
Electrical Equipment — 2.7%
Emerson Electric Co.	673,765	$38,175,525
		$38,175,525
Energy Equipment & Services — 1.7%
Schlumberger, Ltd.	158,544	$15,595,973
Transocean, Inc.(1)	55,445	7,936,952
		$23,532,925
Food & Staples Retailing — 2.9%
CVS Caremark Corp.	235,330	$9,354,367
Kroger Co.	309,765	8,273,823
Sysco Corp.	310,199	9,681,311
Wal-Mart Stores, Inc.	281,482	13,378,839
		$40,688,340

See notes to financial statements

Eaton Vance Risk-Managed Diversified Equity Income Fund as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Health Care Equipment & Supplies — 1.0%
Medtronic, Inc.	276,048	$13,876,933
		$13,876,933
Health Care Providers & Services — 1.6%
Aetna, Inc.	216,877	$12,520,309
UnitedHealth Group, Inc.	174,278	10,142,980
		$22,663,289
Hotels, Restaurants & Leisure — 2.0%
Marriott International, Inc., Class A	149,818	$5,120,779
McDonald's Corp.	381,647	22,482,825
		$27,603,604
Household Products — 2.6%
Colgate-Palmolive Co.	124,293	$9,689,882
Kimberly-Clark Corp.	229,682	15,926,150
Procter & Gamble Co.	151,338	11,111,236
		$36,727,268
Industrial Conglomerates — 2.7%
General Electric Co.	1,022,516	$37,904,668
		$37,904,668
Insurance — 2.9%
AFLAC, Inc.	87,530	$5,482,004
Berkshire Hathaway, Inc., Class A(1)	209	29,594,400
Travelers Cos., Inc. (The)	104,435	5,618,603
		$40,695,007
Internet Software & Services — 2.0%
Akamai Technologies, Inc.(1)	199,392	$6,898,963
eBay, Inc.(1)	255,145	8,468,263
Google Inc., Class A(1)	17,599	12,169,357
		$27,536,583
IT Services — 2.5%
Accenture Ltd., Class A	310,000	$11,169,300
MasterCard, Inc., Class A	55,757	11,998,906
Paychex, Inc.	347,096	12,571,817
		$35,740,023

Security	Shares	Value
Machinery — 2.1%
Danaher Corp.	261,597	$22,952,521
Illinois Tool Works, Inc.	128,520	6,880,961
		$29,833,482
Media — 1.7%
McGraw-Hill Companies, Inc. (The)	97,275	$4,261,618
Walt Disney Co.	627,876	20,267,837
		$24,529,455
Metals & Mining — 3.4%
Freeport-McMoran Copper & Gold, Inc., Class B	187,587	$19,216,412
Goldcorp, Inc.	383,679	13,018,228
Southern Copper Corp.	144,606	15,202,429
		$47,437,069
Multi-Utilities — 1.8%
Public Service Enterprise Group, Inc.	187,824	$18,451,830
Suez SA	95,387	6,492,604
		$24,944,434
Oil, Gas & Consumable Fuels — 10.2%
Anadarko Petroleum Corp.	367,713	$24,155,067
ConocoPhillips	373,198	32,953,383
Exxon Mobil Corp.	378,256	35,438,805
Hess Corp.	139,023	14,021,860
Occidental Petroleum Corp.	283,102	21,796,023
Williams Cos., Inc.	421,064	15,065,670
		$143,430,808
Pharmaceuticals — 6.8%
Abbott Laboratories	758,238	$42,575,064
Allergan, Inc.	157,237	10,100,905
Johnson & Johnson	399,629	26,655,254
Wyeth	372,078	16,442,127
		$95,773,350
Real Estate Investment Trusts (REITs) — 1.7%
AvalonBay Communities, Inc.	101,527	$9,557,752
Vornado Realty Trust	169,920	14,944,464
		$24,502,216

See notes to financial statements

Eaton Vance Risk-Managed Diversified Equity Income Fund as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Semiconductors & Semiconductor Equipment — 2.9%
Intel Corp.	1,199,273	$31,972,618
NVIDIA Corp.(1)	276,209	9,396,630
		$41,369,248
Software — 2.9%
Microsoft Corp.	1,123,674	$40,002,794
		$40,002,794
Specialty Retail — 2.4%
Best Buy Co., Inc.	260,986	$13,740,913
Staples, Inc.	846,228	19,522,480
		$33,263,393
Tobacco — 2.6%
Altria Group, Inc.	474,558	$35,867,093
		$35,867,093
Total Common Stocks (identified cost $1,216,274,361)		$1,277,521,290
Put Options Purchased — 6.7%

Description	Number of Contracts	Strike Price	Expiration Date	Value
S&P 500 Index	922	$1,375	6/20/08	$4,886,600
S&P 500 Index	5,152	1,495	6/20/08	46,368,000
S&P 500 Index	3,865	1,500	6/20/08	37,490,500
S&P 500 Index	1,383	1,325	6/21/08	5,532,000
Total Put Options Purchased (identified cost $74,001,918)				$94,277,100

Short-Term Investments — 7.1%
Description	Interest (000's omitted)	Value
Investment in Cash Management Portfolio, 4.58%(2)	99,832	$99,832,423
Total Short-Term Investments (identified cost $99,832,423)		$99,832,423
Total Investments — 104.8% (identified cost $1,390,108,702)		$1,471,630,813
Covered Call Options Written — (0.8)%

Description	Number of Contracts	Strike Price	Expiration Date	Value
S&P 500 Index	2,054	$1,475	1/19/08	$(4,621,500)
S&P 500 Index	1,027	1,480	1/19/08	(2,115,620)
S&P 500 Index	1,027	1,485	1/19/08	(1,817,790)
S&P 500 Index	1,093	1,490	1/19/08	(1,748,800)
S&P 500 Index	800	1,495	1/19/08	(1,288,000)
Total Covered Call Options Written (premiums received $14,550,662)				$(11,591,710)
Put Options Written — (0.3)%
Security	Number of Contracts	Strike Price	Expiration Date	Value
Alcoa, Inc.	3,913	$32.5	1/19/08	$(78,260)
AON Corp.	3,180	40	1/19/08	(38,160)
Apple, Inc.	636	160	1/19/08	(28,620)
Corning, Inc.	4,553	22.5	1/18/08	(68,295)
CVS Caremark Corp.	2,732	35	1/18/08	(13,660)
eBay, Inc.	1,951	35	1/18/08	(419,465)
Ecolab, Inc.	1,122	40	1/19/08	(22,440)
Ecolab, Inc.	1,122	45	1/19/08	(28,050)
Edison International	1,880	50	1/19/08	(37,600)
FedEx Corp.	1,004	95	1/19/08	(612,440)
Freeport-McMoran Copper & Gold, Inc., Class B	1,766	90	1/19/08	(105,960)
General Dynamics Corp.	2,350	80	2/16/08	(141,000)
Goldcorp, Inc.	4,625	27.5	1/19/08	(46,250)
H&R Block	5,123	20	1/18/08	(794,065)
Johnson & Johnson	2,756	60	1/19/08	(8,268)
Johnson Controls, Inc.	2,725	35	1/19/08	(218,000)

See notes to financial statements

Eaton Vance Risk-Managed Diversified Equity Income Fund as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Number of Contracts	Strike Price	Expiration Date	Value
Nokia Corp.	4,203	$32.5	1/18/08	$(12,609)
PepsiCo, Inc.	2,446	65	1/19/08	(12,230)
Reynolds Metal	1,781	57.5	1/18/08	(8,905)
Rohm and Haas	1,908	50	1/19/08	(62,010)
Schering-Plough	1,156	25	1/19/08	(34,680)
Schering-Plough	1,156	30	1/19/08	(393,040)
Schering-Plough	1,709	30	2/15/08	(615,240)
Schering-Plough	1,709	25	2/16/08	(111,085)
Schlumberger, Ltd.	532	95	1/18/08	(98,420)
Texas Instruments, Inc.	5,300	30	1/19/08	(37,100)
Transocean, Inc.	778	100	1/19/08	(3,890)
Total Put Options Written (premiums received $6,955,987)				$(4,049,742)
Other Assets, Less Liabilities — (3.7)%				$(51,890,783)
Net Assets — 100.0%				$1,404,098,578

ADR - American Depository Receipt.

(1)  Non-income producing security.

(2)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2007.

See notes to financial statements

Eaton Vance Risk-Managed Diversified Equity Income Fund as of December 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2007

Assets
Unaffiliated investments, at value (identified cost, $1,290,276,279)	$1,371,798,390
Affiliated investment, at value (identified cost, $99,832,423)	99,832,423
Receivable for investments sold	81,102,870
Dividends and interest receivable	1,782,224
Interest receivable from affiliated investment	354,335
Total assets	$1,554,870,242
Liabilities
Payable for investments purchased	$133,347,215
Written options outstanding, at value (premiums received, $21,506,649)	15,641,452
Payable to affiliate for investment advisory fee	1,145,456
Payable to affiliate for Trustees' fees	12,670
Accrued expenses	624,871
Total liabilities	$150,771,664
Net Assets	$1,404,098,578
Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 70,205,000 shares issued and outstanding	$702,050
Additional paid-in capital	1,338,812,566
Accumulated undistributed net investment income	558,420
Distributions in excess of net realized gain (computed on the basis of identified cost)	(23,361,766)
Net unrealized appreciation (computed on the basis of identified cost)	87,387,308
Net Assets	$1,404,098,578
Net Asset Value
($1,404,098,578 ÷ 70,205,000 common shares issued and outstanding)	$20.00

Statement of Operations

For the Period Ended
December 31, 2007(1)

Investment Income
Dividends (net of foreign taxes, $80,421)	$11,080,758
Interest	819,859
Interest income allocated from affiliated investment	1,446,317
Expenses allocated from affiliated investment	(140,012)
Total investment income	$13,206,922
Expenses
Investment adviser fee	$5,489,529
Trustees' fees and expenses	12,670
Custodian fee	190,741
Printing and postage	125,000
Legal and accounting services	69,001
Organization expenses	15,000
Transfer and dividend disbursing agent fees	10,318
Miscellaneous	44,885
Total expenses	$5,957,144
Deduct — Reduction of custodian fee	$7
Expense reimbursement from investment adviser	15,000
Total expense reductions	$15,007
Net expenses	$5,942,137
Net investment income	$7,264,785
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(38,129,124)
Written options	39,653,879
Foreign currency transactions	(636)
Net realized gain	$1,524,119
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$81,522,111
Written options	5,865,197
Net change in unrealized appreciation (depreciation)	$87,387,308
Net realized and unrealized gain	$88,911,427
Net increase in net assets from operations	$96,176,212

(1)  For the period from the start of business, July 31, 2007, to December 31, 2007.

See notes to financial statements

Eaton Vance Risk-Managed Diversified Equity Income Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended December 31, 2007(1)
From operations — Net investment income	$7,264,785
Net realized gain from investment transactions, written options and foreign currency transactions	1,524,119
Net change in unrealized appreciation (depreciation) of investments and written options	87,387,308
Net increase in net assets from operations	$96,176,212
Distributions to shareholders — From net investment income	$(6,705,729)
From net realized gain	(24,886,521)
Total distributions to shareholders	$(31,592,250)
Capital share transactions — Proceeds from sale of shares(2)	$1,340,820,000
Offering costs	(1,405,384)
Net increase in net assets from capital share transactions	$1,339,414,616
Net increase in net assets	$1,403,998,578
Net Assets
At beginning of period	$100,000
At end of period	$1,404,098,578
Accumulated undistributed net investment income included in net assets
At end of period	$558,420

(1)  For the period from the start of business, July 31, 2007, to December 31, 2007.

(2)  Proceeds from sale of shares are net of sales load paid of $63,180,000.

See notes to financial statements

Eaton Vance Risk-Managed Diversified Equity Income Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Period Ended December 31, 2007(1)
Net asset value — Beginning of period	$19.100	(2)
Income (loss) from operations
Net investment income(3)	$0.106
Net realized and unrealized gain	1.265
Total income from operations	$1.371
Less distributions
From net investment income	$(0.096)
From net realized gain	(0.354)
Total distributions to shareholders	$(0.450)
Offering costs charged to paid-in capital(3)	$(0.021)
Net asset value — End of period	$20.000
Market value — End of period	$18.700
Total Investment Return on Net Asset Value	7.38	%(4)(6)
Total Investment Return on Market Value	0.40	%(4)(6)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$1,404,099
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	1.08	%(5)
Expenses after custodian fee reduction	1.08	%(5)
Net investment income	1.29	%(5)
Portfolio Turnover	30%

(1)  For the period from the start of business, July 31, 2007, to December 31, 2007.

(2)  Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(3)  Computed using average shares outstanding.

(4)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(5)  Annualized.

(6)  Not annualized.

See notes to financial statements

Eaton Vance Risk-Managed Diversified Equity Income Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Risk-Managed Diversified Equity Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund's primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. The Fund pursues its investment objectives by investing primarily in a portfolio of common stocks and index put options. Under normal market conditions, the Fund seeks to generate current earnings in part by employing an options strategy of writing put options on individual stocks and index call options with respect to a portion of its common stock portfolio.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Over-the-counter options are valued based on broker quotations. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Fund may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its

Eaton Vance Risk-Managed Diversified Equity Income Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund's initial year of operations from July 31, 2007, to December 31, 2007 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Organization and Offering Costs — Costs incurred by the Fund in connection with its organization are expensed. Costs incurred by the Fund in connection with the offering of its common shares are recorded as a reduction of additional paid-in capital.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund's policies on investment valuations discussed above. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in

Eaton Vance Risk-Managed Diversified Equity Income Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

accordance with the Fund's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

2  Distributions to Shareholders

The Fund intends to make quarterly distributions from its cash available for distribution, which consists of the Fund's dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component.

The tax character of distributions declared for the period from the start of business, July 31, 2007, to December 31, 2007 was as follows:

Distributions declared from:
Ordinary income	$12,789,566
Long-term capital gains	$18,802,684

During the period from the start of business, July 31, 2007, to December 31, 2007, distributions in excess of net realized gain was decreased by $636 and accumulated undistributed net investment income was decreased by $636, due to differences between book and tax accounting, primarily for foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Net unrealized appreciation	$64,805,385
Other temporary differences	$(221,423)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and differences between book and tax accounting for written and purchased options and partnership allocations.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund's average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage, if any. The portion of the advisory fee payable by Cash Management on the Fund's investment of cash therein is credited against the Fund's advisory fee. For the period from the start of business, July 31, 2007, to December 31, 2007, the Fund's advisory fee totaled $5,620,951 of which $131,422 was allocated from Cash Management and $5,489,529 was paid or accrued directly by the Fund. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund's options strategy to Rampart Investment Management Company (Rampart). EVM pays Rampart a portion of the advisory fee for sub-advisory services provided to the Fund. EVM also serves as administrator of the Fund, but receives no compensation.

EVM has agreed to reimburse the Fund for costs incurred in the Fund's organization. For the period from the start of business, July 31, 2007, to December 31, 2007, EVM reimbursed the Fund $15,000 in organization expenses.

Except for Trustees of the Fund who are not members of EVM's organization, officers and trustees receive renumeration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the

Eaton Vance Risk-Managed Diversified Equity Income Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

terms of the Trustees Deferred Compensation Plan. For the period from the start of business, July 31, 2007, to December 31, 2007, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $1,625,047,839 and $398,351,869, respectively, for the period from the start of business, July 31, 2007, to December 31, 2007.

5  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. Transactions in common shares were as follows:

Period Ended December 31, 2007(1)
Sales	70,205,000
Issued to shareholders electing to receive payments of distributions in Fund shares	—
Net increase	70,205,000

(1)  For the period from the start of business, July 31, 2007, to December 31, 2007.

6  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,409,731,673
Gross unrealized appreciation	$89,927,357
Gross unrealized depreciation	(28,028,217)
Net unrealized appreciation	$61,899,140

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written options at December 31, 2007 is included in the Portfolio of Investments.

Written call and put options activity for the period from the start of business, July 31, 2007, to December 31, 2007 was as follows:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	0	$0
Options written	204,762	110,361,264
Options terminated in closing purchase transactions	(33,170)	(80,537,172)
Options exercised	(14,156)	(824,950)
Options expired	(87,319)	(7,492,493)
Outstanding, end of period	70,117	$21,506,649

All of the assets of the Fund are subject to segregation to satisfy the requirements of the escrow agent. At December 31, 2007, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

8  Recently Issued Accounting Pronouncement

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

Eaton Vance Risk-Managed Diversified Equity Income Fund as of December 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Risk-Managed
Diversified Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Risk-Managed Diversified Equity Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 2007, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from the start of business, July 31, 2007, to December 31, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Risk-Managed Diversified Equity Income Fund as of December 31, 2007, and the results of its operations, the changes in its net assets, and the financial highlights for the period from the start of business, July 31, 2007, to December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2008

Eaton Vance Risk-Managed Diversified Equity Income Fund as of December 31, 2007

FEDERAL TAX INFORMATION

The Form 1099-DIV you received in January 2008 showed the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, and capital gains dividends.

Qualified Dividend Income. The Fund designates $10,631,754, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2007 ordinary income dividends, 77.51% qualifies for the corporate dividends received deduction.

Capital Gains Dividends: The Fund designates $18,802,684 as a capital gain dividend.

Eaton Vance Risk-Managed Diversified Equity Income Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders automatically have dividends and capital gains distributions reinvested in common shares (the Shares) of the Fund unless they elect otherwise through their investment dealer. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent, American Stock Transfer and Trust Company or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, American Stock Transfer and Trust Company, at 1-866-706-0514.

Eaton Vance Risk-Managed Diversified Equity Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Risk-Managed Diversified Equity Income Fund
c/o American Stock Transfer and Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders

As of December 31, 2007, our records indicate that there are 20 registered shareholders and approximately 41,584 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange symbol is ETJ.

Eaton Vance Risk-Managed Diversified Equity Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that in order for a fund to enter into an investment advisory agreement with an investment adviser, the fund's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the fund ("Independent Trustees"), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory agreement of the Eaton Vance Risk-Managed Diversified Equity Income Fund (the "Fund") with Eaton Vance Management (the "Adviser") and the sub-advisory agreement with Rampart Investment Management Company, Inc. (the "Sub-adviser"). The Board reviewed information furnished for the April 2007 meeting as well as information previously furnished with respect to the approval of other investment advisory agreements for other Eaton Vance Funds. Such information included, among other things, the following:

Information about Fees and Expenses

•  The advisory and related fees to be paid by the Fund and the anticipated expense ratio of the Fund;

•  Comparative information concerning fees charged by the Adviser and Sub-adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those to be used in managing the Fund, and concerning fees charged by other advisers for managing funds similar to the Fund;

Information about Portfolio Management

•  Descriptions of the investment management services to be provided to the Fund, including the investment strategies and processes to be employed;

•  Information concerning the allocation of brokerage and the benefits expected to be received by the Adviser as a result of brokerage allocation for the Fund, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the Fund's brokerage, and the implementation of the soft dollar reimbursement program established with respect to the Eaton Vance Funds;

•  The procedures and processes to be used to determine the fair value of Fund assets and actions to be taken to monitor and test the effectiveness of such procedures and processes;

Information about the Adviser and Sub-adviser

•  Reports detailing the financial results and condition of the Adviser and Sub-adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of the Adviser and its affiliates and the Sub-adviser, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of the Adviser's and Sub-adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by the Adviser and its affiliates, on behalf of the Eaton Vance Funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of the Adviser and its affiliates and of the Sub-adviser;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services to be provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and Fund accountants by the Adviser (which is also the administrator); and

•  The terms of the advisory and sub-advisory agreements of the Fund.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the terms of the Fund's investment advisory agreements with the Adviser and Sub-adviser, including their fee structures, are in the interests of shareholders and, therefore, the Board, including a majority of the Independent Trustees, voted to approve the advisory and sub-advisory agreements for the Fund.

Eaton Vance Risk-Managed Diversified Equity Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and sub-advisory agreements of the Fund, the Board evaluated the nature, extent and quality of services to be provided to the Fund by the Adviser and Sub-adviser.

The Board considered the Adviser's and Sub-adviser's management capabilities and investment process with respect to the types of investments to be held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, and whose responsibilities include supervising the Sub-adviser and coordinating activities in implementing the Fund's investment strategy. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing factors such as tax efficiency and special considerations relevant to investing in stocks and selling call options on various indexes, including the S & P 500 Index. With respect to Rampart, the Board considered Rampart's business reputation and its options strategy and its past experience in implementing this strategy.

The Board reviewed the compliance programs of the Adviser, Sub-adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

Because the Fund has not yet commenced operations, it has no performance record.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, to be payable by the Fund, (referred to collectively as "management fees"). As part of its review, the Board considered the Fund's management fees and estimated expense ratio for a one-year period.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services to be provided by the Adviser, the Board concluded with respect to the Fund that the management fees proposed to be charged to the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

Profitability

The Board reviewed the level of profits projected to be realized by the Adviser and relevant affiliates in providing investment advisory and administrative services to the Fund. The Board considered the level of profits expected to be realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits expected to be received by the Adviser and its affiliates in connection with its relationship with the Fund. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser's expected profitability in managing the Fund was not a material factor.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits expected to be realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund will not be continuously offered and concluded that, in light of the level of the Adviser's projected profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate. Based upon the foregoing, the Board concluded that the benefits from economies of scale are expected to be shared equitably by the Adviser and its affiliates, the Sub-adviser, and the Fund.

Eaton Vance Risk-Managed Diversified Equity Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Risk-Managed Diversified Equity Income Fund (the Fund) are responsible for the overall management and supervision of the Fund's affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Officers of the Fund hold indefinite terms of office and Trustee's term of office is noted below. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee)

Thomas E. Faust Jr. 5/31/58	Class I Trustee and Vice President	Until 2008. 3 years. Trustee and Vice President since 2007	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 177 registered investment companies and 5 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.	175	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Class I Trustee	Until 2008. 3 years. Trustee since 2007	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	177	None

Allen R. Freedman 4/3/40	Class I Trustee	Until 2008. 3 years. Trustee since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	177	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Class II Trustee	Until 2009. 3 years. Trustee since 2007	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002-2005).	177	None

Ronald A. Pearlman 7/10/40	Class II Trustee	Until 2009. 3 years. Trustee since 2007	Professor of Law, Georgetown University Law Center.	177	None

Norton H. Reamer 9/21/35	Class II Trustee	Until 2009. 3 years. Trustee since 2007	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	177	None

Eaton Vance Risk-Managed Diversified Equity Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Heidi L. Steiger 7/8/53	Class III Trustee	Unitl 2010. 3 years. Trustee since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005); Formerly, President and Contributing Editor, Worth Magazine (2004); Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	175	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Class III Trustee	Until 2010. 3 years. Trustee since 2007	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	177	None

Ralph F. Verni 1/26/43	Chairman of the Board and Class III Trustee	Until 2010. 3 years. Chairman of the Board and Trustee since 2007	Consultant and private investor.	177	None

Principal Officers who are not Trustees

Name and Date of Birth	Position with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 10/26/57	President	Since 2007	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Michael A. Allison 10/26/64	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 21 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President	Since 2007	Director of Equity Research and Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2007	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Deputy Chief Legal Officer and Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/1/53	Chief Compliance Officer	Since 2007	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

John A. Pelletier 6/24/64	Chief Legal Officer	Since 2007	Vice President and Chief Legal Officer of EVM, BMR, EVD, EVC and EV. Previously Chief Operating Officer and Executive Vice President (2004-2007) and General Counsel (1997-2004) of Natixis Global Associates. Officer of 177 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

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Investment Adviser of
Eaton Vance Risk-Managed Diversified Equity Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Sub-Adviser of Eaton Vance Risk-Managed Diversified Equity Income Fund
Rampart Investment Management

One International Place
Boston, MA 02110

Administrator of Eaton Vance Risk-Managed Diversified Equity Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company

59 Maiden Lane
Plaza Level
New York, NY 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Risk-Managed Diversified Equity Income Fund
The Eaton Vance Building

255 State Street
Boston, MA 02109

3079-2/08  CE-ETJSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms). Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the fiscal period from commencement of operations on July 31, 2007 to December 31, 2007 by the registrant’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

Fiscal Period Ended	12/31/2007

Audit Fees	$57,000

Audit-Related Fees(1)	$0

Tax Fees(2)	$8,000

All Other Fees(3)	$0

Total	$65,000

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other tax related compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal period from commencement of operations to December 31, 2007; and (ii) the aggregate non-audit fees (i.e., fees for audit related, tax, and other services) billed to the Eaton Vance organization by the registrant’s principal accountant for the same time period.

Fiscal Period Ended	12/31/2007

Registrant	$10,000

Eaton Vance(1)	$286,446

(1)Certain subsidiaries of Eaton Vance Corp. provide ongoing services to the registrant.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended.  Norton H. Reamer

(Chair), William H. Park, Lynn A. Stout, Heidi L. Steiger and Ralph E. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The investment adviser will generally vote proxies through the Agent.  The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies.  It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent.  The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.  The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies.  The investment adviser generally supports management on social and environmental proposals.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists.  If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Walter A. Row, Michael A. Allison and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments. Mr. Row and Mr. Allison are the portfolio managers responsible for the day-to-day management of EVM’s responsibilities with respect to the Fund’s investment portfolio.  Mr. Row is a Vice President and the Director of Equity Research at EVM and Boston Management and Research (“BMR”).  He is a member of EVM’s Equity Strategy Committee, manages other Eaton Vance registered investment companies and has been an equity analyst and member of EVM’s equity research team since 1996.  Mr. Allison is a Vice President of EVM and BMR and co-manages other Eaton Vance registered investment companies. He joined Eaton Vance in 2000.

The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee*
Walter A. Row
Registered Investment Companies	8	$15,429.6	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Michael A. Allison
Registered Investment Companies	3	$9,903.9	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

*In millions of dollars.  For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Walter A. Row	$10,001-$50,000
Michael A. Allison	$50,001-$100,000

Potential for Conflicts of Interest.  The portfolio managers manage multiple investment portfolios.  Conflicts of interest may arise between a portfolio manager’s management of the Fund and his management of these other investment portfolios. Potential areas of conflict may include allocation of a portfolio manager’s time, investment opportunities and trades among investment portfolios, including the Fund, personal securities transactions and use of Fund portfolio holdings information.   In addition, some investment portfolios may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time and investment opportunities.  EVM and the sub-adviser have adopted policies and procedures that they believe are reasonably designed to address these conflicts.  There is no guarantee that such policies and procedures will be effective or that all potential conflicts will be anticipated.

Portfolio Manager Compensation Structure

EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Risk-Managed Diversified Equity Income Fund

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	February 15, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	February 15, 2008

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	February 15, 2008